EXHIBIT 10.1

                              AMENDMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT


This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (the "Amendment") is entered into as of October 3, 2001, between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), and, on the other hand, HYPERCOM CORPORATION, a Delaware corporation ("Parent"), and each of Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries are referred to hereinafter each individually as a "Borrower", and individually and collectively, jointly and severally, as the "Borrowers"), with reference to the following:

WHEREAS, Borrowers and Parent previously entered into that certain Loan and Security Agreement, dated as of July 31, 2001 (as further amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), with Agent and Lenders pursuant to which Lenders have made certain loans and financial accommodations available to Borrowers and Parent;

WHEREAS, pursuant to Section 3.2 of the Loan Agreement, the parties agreed to amend the Loan Agreement to add a negative covenant in form and substance satisfactory to Parent and each Initial Lender with respect to the monthly operating expenses of Parent and its Subsidiaries with which Parent and its Subsidiaries will be required to comply until the Term Loan is paid in full;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Defined Terms. All terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Loan Agreement.

         2. Amendment To The Loan Agreement. A new Section 7.24 shall be added to the Loan Agreement to read in its entirety as follows:

                  "Section 7.24 Operating Expenses.

                  Until the Term Loan shall be paid in full, permit the combined monthly operating expenses of Parent and its Subsidiaries (calculated in accordance with GAAP applied on a basis consistent with the calculations used to prepare the financial statements to be delivered pursuant to Section 6.3(c) and the Closing Date Business Plan) to exceed the amount set forth in the following table for the applicable period set forth opposite thereto:

                   Time Period                Maximum Combined Operating Expense
        July 2001                             $10,800,000

        August 2001                           $10,800,000

        September 2001                        No designated limit

        October 2001                          $10,800,000

        November 2001                         $10,800,000

        December 2001                         No designated limit

        Each first and second month           An amount equal to the result of
        of each calendar quarter thereafter   (a) one third of the sum of the
                                              Projections for (x) selling,
                                              general and administrative
                                              expenses and (y) research and
                                              development expenses, in each
                                              case as set forth in the Closing
                                              Date Business Plan for the
                                              quarter which includes such month,
                                              multiplied by (b) 120%."

        Each third month of each calendar     No designated limit
        quarter thereafter


Representations and Warranties. Each of the Borrowers and the Parent hereby represents and warrants to the Agent and the Lenders that (a) the execution, delivery, and performance of this Amendment and of the Loan Agreement, as amended hereby, are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or Governmental Authority, or of the terms of its Governing Documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, (b) this Amendment and the Loan Agreement, as amended hereby, constitute its legal, valid, and binding obligation, enforceable against it in accordance with its terms, and (c) this Amendment has been duly executed and delivered by it.

Choice of Law and Venue; Jury Trial Waiver. This Amendment shall be governed by and construed in accordance with the laws of the State of California. The parties hereto agree that the provisions of Section 13 of the Loan Agreement are hereby incorporated herein by this reference mutatis mutandis.

Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed


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and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

Effect on Loan Documents.

The Loan Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Agreement, as in effect prior to the date hereof. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Loan Agreement, and shall not operate as a consent to any further or other matter, under the Loan Documents.

Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

Further Assurances. Each of the Borrowers and Parent shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Agent, and take all actions as Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of Agent's security interests in the Collateral (for the benefit of the Lenders) and to fully consummate the transactions contemplated under this Amendment and the Loan Agreement.

Entire Agreement. This Amendment, together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

                  [Remainder of page intentionally left blank]


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
         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number One to Loan and Security Agreement to be executed and delivered as of the date first above written.

PARENT:

HYPERCOM CORPORATION,
a Delaware corporation


By:   /s/ Jonathon E. Killmer
      ----------------------------------
Name:  Jonathon E. Killmer
Title:    Executive Vice President

BORROWERS:

HYPERCOM U.S.A., INC.,                  HYPERCOM MANUFACTURING RESOURCES, INC.,
a Delaware corporation                  an Arizona corporation


By:   /s/ Jonathon E. Killmer           By:   /s/ Jonathon E. Killmer
     ---------------------------              -------------------------------
Name:   Jonathon E. Killmer             Name:  Jonathon E. Killmer
Title:     Secretary                    Title:    Secretary

HYPERCOM HORIZON, INC.,                 EPICNETZ, INC.,
a Missouri corporation                  a Nevada corporation


By:   /s/ Jonathon E. Killmer           By:   /s/ Jonathon E. Killmer
     ---------------------------              -------------------------------
Name:   Jonathon E. Killmer             Name:   Jonathon E. Killmer
Title:     Secretary                    Title:     Secretary


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
Signature page to Amendment Number One to Loan and Security Agreement
(continued)


BORROWERS (continued)

HYPERCOM LATINO AMERICA, INC.,            HYPERCOM EUROPE LIMITED, INC.,
an Arizona corporation                    an Arizona corporation


By:  /s/ Jonathon E. Killmer              By:   /s/ Jonathon E. Killmer
    -------------------------                 --------------------------
Name:   Jonathon E. Killmer               Name:   Jonathon E. Killmer
Title:     Secretary                      Title:     Secretary

HYPERCOM (ARIZONA), INC.,
an Arizona corporation


By:   /s/ Jonathon E. Killmer
    -------------------------
Name:   Jonathon E. Killmer
Title:     Secretary


LENDERS:

FOOTHILL CAPITAL CORPORATION,         ABLECO FINANCE LLC,
a California corporation, as          a Delaware limited liability company,
Agent and as a Lender                 as a Lender

By:   /s/ John Nocita                 By:   /s/ Kevin Genda
    -----------------                     -----------------
Name:   John Nocita                   Name:   Kevin Genda
Title:     Vice President             Title:  Senior Vice President and Chief
                                              Credit Officer


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